Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2004

Commission File Number 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

240 Route 10 West
Whippany New Jersey 07981
(973) 887-5300

(Address, including zip code and telephone number,
including area code, of registrant's principal executive offices)

ITEM 9.    Regulation FD Disclosure

On April 8, 2004, Suburban Propane Partners, L.P. issued a press release announcing the Fiscal 2004 Second Quarter Results Conference Call. A copy of the press release has been furnished as exhibit 99.1 to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2004

SUBURBAN PROPANE PARTNERS, L.P.
By: /s/ Janice G. Meola

Name: Janice G. Meola Title: Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release of Suburban Propane Partners, L.P. dated April 8, 2004, announcing the Fiscal 2004 Second Quarter Results Conference Call.